(SEC File Nos. 002-86082 / 811-03833)

MAINSTAY VP SERIES FUND, INC.

Supplement dated May 14, 2002

to the Statement of Additional Information dated May 1, 2002

Effective immediately, the information provided below updates information regarding (1) the High Yield Corporate Bond Portfolio's non-fundamental policy concerning investments in illiquid securities and (2) additional non-fundamental polices relating to certain portfolio names.

The following paragraph should replace, in its entirety, the first paragraph on page 9 of the Statement of Additional Information under the caption, "Additional Non-Fundamental Investment Restrictions Applicable to Certain Portfolios":

Capital Appreciation, Cash Management, Convertible, Government, High Yield Corporate Bond, Total Return, Value and Indexed Equity Portfolios

None of these Portfolios will:

(1) enter into repurchase agreements or purchase any "illiquid securities," illiquid securities being defined to include securities subject to legal or contractual restrictions on resale (other than restricted securities eligible for resale pursuant to Rule 144A under the 1933 Act) if, as a result thereof, more than 15% of the net assets of a Portfolio (10% with respect to the Cash Management and Value Portfolios) taken at market value would be, in the aggregate, invested in repurchase agreements maturing in more than seven days and illiquid securities or securities which are not readily marketable, (including over-the-counter options considered by the Board of Directors of the Fund not to be readily marketable);

The following paragraph should replace, in its entirety, the last paragraph under the caption, "Certain Investment Practices Common to Two or More Portfolios -- Mortgage Pass-Through Securities," which appears on page 37 of the Statement of Additional Information:

Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable. No Portfolio will purchase mortgage-related securities or any other assets which in the opinion of the Portfolio's Manager or Sub-Adviser are illiquid if, as a result, more than 15% of the value of the Portfolio's total assets (10% with respect to the Cash Management, Growth Equity, Bond, Value, and Eagle Asset Management Growth Equity Portfolios) will be illiquid. Early repayment of principal on mortgage-backed securities (arising from prepayments of principal due to sale of the underlying property, refinancing, or foreclosure, net of fees and costs which may be incurred) may expose a Portfolio to a lower rate of return upon reinvestment of principal. Also, if a security subject to prepayment has been purchased at a premium, the value of the premium would be lost in the event of prepayment. Like other fixed-income securities, when interest rates rise, the value of a mortgage-related security generally will decline; however, when interest rates are declining, the value of mortgage-related securities with prepayment features may not increase as much as other fixed-income securities.

The information provided below should be inserted on page 23 of the Statement of Additional Information immediately preceding the section, "Certain Investment Practices Common to Two or More Portfolios."

Non-Fundamental Policies Related to Portfolio Names

Certain of the Fund's Portfolios have names that suggest the Portfolio will focus on a type of investment, within the meaning of the SEC's Rule 35d-1. The Fund has adopted a non-fundamental policy for each of these Portfolios to invest at least 80% of the value of its assets (net assets plus the amount of any borrowing for investment purposes) in the particular type of investments suggested by its name. The affected Portfolios and their corresponding 80% policies are:

MainStay VP Eagle Asset Management Growth Equity Portfolio - to invest, under normal circumstances, at least 80% of its assets in equity securities.

MainStay VP Growth Equity Portfolio - to invest, under normal circumstances, at least 80% of its assets in equity securities.

MainStay VP Indexed Equity Portfolio - to invest, under normal circumstances, at least 80% of its total assets in stocks in the S&P 500 Index.

MainStay VP International Equity Portfolio - to invest, under normal circumstances, at least 80% of its assets in equity securities.

MainStay VP Mid Cap Core Portfolio - to invest, under normal circumstances, at least 80% of its assets in securities of mid capitalization companies, as defined from time to time in the current prospectus for the Portfolio.

MainStay VP Mid Cap Growth Portfolio - to invest, under normal circumstances, at least 80% of its assets in securities of mid capitalization companies, as defined from time to time in the current prospectus for the Portfolio.

MainStay VP Small Cap Growth Portfolio - to invest, under normal circumstances, at least 80% of its assets in securities of small capitalization companies, as defined from time to time in the current prospectus for the Portfolio.

MainStay VP Convertible Portfolio - to invest, under normal circumstances, at least 80% of its assets in convertible securities.

MainStay VP Dreyfus Large Company Value Portfolio - to invest, under normal circumstances, at least 80% of its assets in the securities of large capitalization companies, as defined from time to time in the current prospectus for the Portfolio.

MainStay VP Equity Income Portfolio - to invest, under normal circumstances, at least 80% of its assets in equity securities.

MainStay VP Bond Portfolio - to invest, under normal circumstances, at least 80% of its assets in bonds.

MainStay VP Government Portfolio - to invest, under normal circumstances, at least 80% of its assets in U.S. government securities.

MainStay VP High Yield Corporate Bond Portfolio - to invest, under normal circumstances, at least 80% of its assets in high yield corporate debt securities.

Furthermore, with respect to each of these Portfolios, the Fund has adopted a policy to provide the Portfolio's shareholders with at least 60 days prior notice of any change in the policy of a Portfolio to invest at least 80% of its assets in the manner described above.